As filed with the Securities and Exchange Commission on June 16, 2006.
Registration Nos.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. ___	☐
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. ___
(Check appropriate box or boxes)

Scottish Widows Investment Partnership Trust
(Exact Name of Registrant as Specified in Charter)

c/o The Corporation Trust Company
1209 Orange Street
Wilmington, New Castle County, Delaware 19801
(Address of Principal Executive Offices)
Registrant’s Telephone Number including Area Code: (302) 658-7581
With copies to:

The Corporation Trust Company 1209 Orange Street, Wilmington New Castle County, Delaware 19801 (Name and Address of Agent for Service)	Scottish Widows Investment Partnership Ltd. Edinburgh One, Morrison Street, Edinburgh EH3 8BE Scotland	Kimberly Mann, Esq. Pillsbury Winthrop Shaw Pittman LLP 2300 N Street, NW Washington, DC 20037-1122
Approximate Date of Proposed Pubic Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission acting pursuant to Section 8(a), may determine.

SUBJECT TO COMPLETION
Scottish Widows
Investment Partnership Trust
Global Emerging Markets Fund
Prospectus
                    , 2006
The investment adviser of the Global Emerging Markets Fund is
Scottish Widows Investment Partnership Limited.
The shareholder servicing contact number is [888-___________].
     This Prospectus contains important information about the investment goals, strategies and risks of the Global Emerging Markets Fund, a series of the Scottish Widows Investment Partnership Trust, that you should know before you invest in the Global Emerging Markets Fund. Please read it carefully and keep it with your investment records.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

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INTRODUCTION
          Scottish Widows Investment Partnership Trust (the “Trust”) is a family of no-load mutual funds, the first fund of which is the Global Emerging Markets Fund (the “Fund”). Each fund will be a series of the Trust and will be advised by Scottish Widows Investment Partnership Ltd. (“SWIP” or the “Adviser”). Initially, the Fund will have a single class of shares. The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The information on the following pages summarizes the investment objective, principal strategies and principal risks of investing in the Fund as well as the Fund’s projected expenses. The Fund may also employ strategies and invest in securities that are not described below.
INVESTMENT OBJECTIVE, STRATEGIES AND PHILOSOPHY
Investment Objective
          The Fund seeks to provide long-term capital growth.
          The Fund’s investment objective may be changed without shareholder approval with prior notice to shareholders.
Principal Investments and Strategies
          Under normal market conditions, the Fund will invest at least 80% of its assets in issuers located in emerging markets. Generally, the designation as an emerging market is determined by a number of factors including perceived investment risk. The potential for rapid growth makes these markets attractive for investors prepared to accept a higher level of risk.
          The Fund is non-diversified, which means securities laws do not limit the percentage of its assets that it may invest in any one company. The Adviser believes that concentrating the Fund’s portfolio in a select, limited number of securities allows the Adviser’s best ideas to have a meaningful impact on the Fund’s performance. Therefore, the Fund’s portfolio generally contains between 35 and 45 securities; however, it may contain fewer than 35 securities or more than 45 securities if considered prudent and desirable by the Adviser.
          The Fund predominantly invests in securities of mid to large cap emerging market companies (i.e., companies with a market capitalization of greater than $1 billion). The Fund, however, does not limit its investments to companies of any particular size and may invest in smaller and less-seasoned issuers. In an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities. The Fund’s investments can be spread across any jurisdiction. The Fund will not commit to a particular geographical spread.
          Additional information about the investment process that the Adviser intends to use to manage the Fund is provided later in this Prospectus under “Overall Investment Process” and “Overall Investment Process — Equity Investment Process.”

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Countries
          Countries in which the Fund intends to invest include, but are not limited to, the following:

Continent	Countries

Africa	Botswana, Egypt, Ghana, Namibia, Nigeria, Mauritius, Morocco, South Africa, Tunisia, Zimbabwe

Asia	China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand

Europe	Bulgaria, Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Poland, Romania, Russian Federation, Slovak Republic, Slovenia, Ukraine

Latin America	Argentina, Brazil, Chile, Columbia, Mexico, Panama, Peru, Venezuela

Middle East	Israel, Jordan, Turkey
Additional Investment Strategies
          The Fund may also invest in:
•	Foreign currency exchange transactions;

•	Restricted and illiquid securities;

•	Local currencies;

•	Cash reserves;

•	Derivatives;

•	Futures contracts;

•	Other investment company shares, including Exchange Traded Funds, to the extent permitted under the Investment Company Act of 1940, as amended, (the “1940 Act”), and related rules;

•	Convertible securities;

•	American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs);

•	Privatization issues; and

•	Bonds.

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          The Fund, like other mutual funds, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or pay expenses). Cash reserves may be invested in short-term money market and/or interest bearing investments.
          The Fund may, but normally will not, take a temporary defensive position that may be inconsistent with its long-term principal investment strategies to respond to adverse market, economic, political or other conditions. For example, the Fund may take a defensive position by raising cash levels. If this occurs, the Fund may not achieve its investment objective during such times.
          The Fund will only borrow as permitted by the 1940 Act.
          The Fund currently does not intend to lend money or securities to other persons or entities.
          The foregoing additional investment strategies, and associated risks, are described in greater detail under “Additional Risks” below and/or in the Statement of Additional Information (“SAI”).
Investment Philosophy
          SWIP’s investment philosophy regarding the Fund is that superior performance can be achieved by actively managing portfolios constructed exclusively from our best research ideas. In conducting research, SWIP looks for opportunities where a company’s longer-term growth prospects are not reflected in its current stock price.
          SWIP believes that cash earnings are the long-term driver of share prices. By understanding how each company generates its earnings and successfully forecasting how these will grow over the long-term, SWIP believes that SWIP can identify the value inherent in each company.
PRINCIPAL RISKS OF INVESTING IN THE FUND
          Equities are generally more risky than most other forms of investment. The investments of the Fund are subject to normal market fluctuations and other risks inherent in investing in securities. There can be no assurance that any appreciation in value of investments will occur. The value of investments and the income derived from them may fall as well as rise and investors may not recoup the original amount invested in the Fund.
          Investors could lose money on their investments in the Fund or the Fund could perform worse than other possible investments if any of the following occurs:
•	Foreign stock markets fall in value;

•	An adverse event, such as an unfavorable earnings report, depresses the value of a particular company’s stock; and

•	The Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.
In addition, the Fund faces the risks described below.
Emerging and Foreign Market Risks
          Emerging markets and emerging market companies present special risks in addition to the general risks of investing abroad. These risks include greater political, social, economic and regulatory instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers. Emerging markets tend to be more volatile than the markets of the United States or more developed foreign countries and have less mature and diverse economies and less stable political systems than those of the United States or more developed foreign countries. Furthermore, emerging markets have different auditing and other financial standards, which could result

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in a less thorough understanding of the financial condition, results of operations and cash flow of companies in which the Fund invests. Accordingly, certain emerging markets may not afford the same level of investor protection as would apply in more developed jurisdictions.
          Furthermore, prices of foreign securities may go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.
          In addition, lack of liquidity and efficiency in certain of the stock markets or foreign exchange markets in certain emerging markets may mean that from time to time the Fund may experience more difficulty in purchasing or selling securities than it would in a more developed market.
Concentration of Investments Risks
          The Fund may concentrate its investments in particular industries. As a result of significant investment concentrations in particular industries, any economic difficulties in such sectors would have a significant negative effect on the net asset value of the Fund.
          Furthermore, the Fund may invest in a limited number of holdings. For example, the Fund will normally invest in the securities of approximately 35 to 45 companies. If the Fund’s portfolio has fewer investments, the performance of individual investments will have a greater impact on the value of the Fund.
          The Fund may be overweight or underweight in companies in certain countries, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to positive or negative developments affecting these countries, industries or market sectors. In addition, the Fund may, from time to time, invest a significant portion (more than 25%) of its total assets in securities of companies located in particular countries, such as Brazil, China, India, South Korea, Russia, South Africa or Taiwan.
Exchange Rate Risks
          Currency fluctuations may adversely affect the value of an investment. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Furthermore, the Fund may also hold cash in U.S. dollars or foreign currencies and may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), or similar investment vehicles. Investments in these types of securities involve risks similar to investments in foreign securities.
Emerging Growth Companies Risks
          Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:
•	have limited product lines, markets and financial resources;

•	are dependent on management by one or a few key individuals; and

•	have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

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ADDITIONAL RISKS
          Please note that there are many circumstances which could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its objective, that are not described here. As with any mutual fund, there is no guarantee that the Fund will achieve its objective.
          An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Smaller Company and Less-Seasoned Company Risks
          The Fund may invest in some companies with smaller market capitalization and less-seasoned companies, exposing the Fund to the risks of investing in such companies, such as limited financial resources, managerial resources, product lines and markets. Such companies may trade less frequently with greater price swings, and the nature and size of these companies means that their shares may be less liquid than those of larger companies and that their share prices may, from time to time, be more volatile.
          In addition, the Fund’s investments in mid-sized companies will also be subject to the same risks as those noted above, but generally to a lesser extent.
Financial Futures Contracts Risks
          The Fund may enter into financial futures contracts in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. A small change in interest rates or performance of a security underlying a financial futures contract could have a substantial unfavorable impact.
Forward Foreign Currency Exchange Contracts Risks
          The Fund may use forward foreign currency exchange contracts to expedite settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates. The outcome of such a transaction will depend on SWIP’s ability to predict how one currency will fare against another currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.
Use of Government-Authorized Investment Companies Risks
          Some emerging market countries do not allow foreign companies, such as the Fund, to buy stocks in their countries. Purchases have to be made through government-authorized investment companies, sometimes at a price that exceeds the value of these securities. In these cases, the Fund would bear higher expenses. The Fund may invest up to 10% of its total assets in these kinds of companies.
Temporary Defensive Position Risks
          As a temporary defensive strategy, the Fund may significantly change its portfolio holdings if SWIP believes that political or economic conditions make investing in emerging market countries too risky. For example, the Fund may acquire U.S. or foreign investment grade, non-convertible preferred stocks, bonds, government securities, and money market instruments. To the extent the Fund assumes a temporary defensive position, it may not pursue its investment objective during that time. While this strategy may avoid losses for the Fund, it may also result in lost investment opportunities.
Portfolio Turnover Risks
          Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which will reduce the Fund’s return.

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          When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.
HISTORICAL PERFORMANCE
          The Fund does not have any performance history. Performance information for the Fund will be included in the Fund’s next annual or semi-annual report. In the future, when the Fund presents its performance history, it intends to compare its performance to that of the MSCI Emerging Markets Index. Performance information for another fund managed by the Adviser that has investment objectives, policies and strategies that are substantially similar to the Fund is set forth on page [11].

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FEES AND EXPENSES OF THE FUND
          The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
     Shareholder Fees (fees paid directly from your investments)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None

Redemption Fee[1]	2.00%

Exchange Fee	None

[Outgoing Wire Transfer Fee]	[$ ]
     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%

Distribution (12b-1) Fees	None

Other Expenses	1.61%[2]

Total Annual Fund Operating Expenses	2.61%

Less Contractual Fee Waivers	(1.11)%[3]

Net Annual Fund Operating Expenses	1.50%
 Example
          This example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other mutual funds.
          The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then redeems all of its shares at the end of those periods. The example also assumes that the investment has a 5% return

[1]	The redemption fee is not a sales charge or load. Shares redeemed within 90 days of purchase may be subject to a 2.00% redemption fee. See “Frequent Purchases and Redemptions of Fund Shares — Redemption Fees.”

[2]	Other expenses are based on an estimate of amounts for the current fiscal year. Other expenses include transfer agency, custody, professional, registration, legal, audit and insurance fees, as well as other miscellaneous items.

[3]	The Adviser has entered into a fee waiver and expense reimbursement agreement with the Trust on behalf of the Fund (the “Agreement”) whereby the Adviser will waive a portion of its management fee (and, to the extent necessary, bear other expenses) if total expenses, not including brokerage, interest, taxes, organizational and extraordinary expenses, exceed 1.50% per year. The Adviser may recoup all or a portion of any waived management fees and expenses it has borne, if any, within one year after the end of the fiscal year in which the waiver was made. The Agreement will continue in effect through April 30, 2008. There is no guarantee that the Agreement will continue after that date.

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each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor’s costs would be:

1 year	3 years
$[ ]	$[ ]
DISCLOSURE OF PORTFOLIO HOLDINGS
          The Fund will provide a complete list of its holdings as of the end of each calendar month. The complete list of holdings will be available no earlier than [15] days after the end of each calendar month on the Fund’s website at www.                    .com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.
          A complete list of holdings will also appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund will file the list with the SEC on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters).
          Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number). Such Forms also will be available on the Fund’s website at www.                    .com.
MANAGEMENT
The Investment Adviser
          SWIP is registered with the SEC as an investment adviser and is one of the largest asset management companies in the UK. SWIP is the wholly owned fund management arm of Scottish Widows Group, which in turn is part of the Lloyds TSB Group which is Aaa rated by Moody’s. The Lloyds TSB Group is a UK market leader with total assets of approximately $532.0 billion and total staff of over 69,000 as of December 31, 2005. According to Forbes, Lloyds TSB Group is the 10th largest European bank and is ranked 16th globally as of ___, 2006.
          As of March 31, 2006, SWIP managed approximately $174.1 billion in assets, which are invested in all major asset classes, including domestic and overseas equities, property, bonds and cash. SWIP currently employs approximately 400 people. The substantial majority of SWIP employees are located outside of the U.S. As of March 31, 2006, SWIP managed approximately $1.5 billion of emerging markets equities for a variety of clients with a range of mandates and performance requirements including specialist regional emerging funds (e.g., Latin American, Central and Eastern European). The Fund is the first U.S. registered fund that SWIP has managed.
          On June 2, 2006, SWIP established the Trust, a Delaware statutory trust, for the purpose of selling mutual fund shares registered under the 1940 Act to institutional investors in the United States.
          SWIP provides the Fund with investment advice and portfolio management services. Under the terms of its investment advisory agreement with the Fund, the Fund pays SWIP an advisory fee based on the Fund’s average daily net assets of 1.00% per year.
          The Adviser has contractually agreed to limit the expenses of the Fund at least through April 30, 2008 to 1.50% of the Fund’s average daily net assets per year. The Adviser may subsequently recover reimbursed expenses from the Fund if the Fund’s expense ratio falls below the expense limitation.
          The basis for the Board of Trustees approving the Fund’s investment advisory agreement with the Adviser will be discussed in the Fund’s annual report for the period ending December 31, 2006.

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          SWIP’s UK registered office is 10 Fleet Place, London, EC4M 7RH. SWIP’s principal place of business is Edinburgh One, Morrison Street, Edinburgh EH3 8BE. SWIP’s U.S. address is 22 Chambers Street, Suite 102, Princeton, New Jersey 08542.
The Portfolio Management Team
          Messrs. Kim Catechis and Alastair Reynolds have been lead fund mangers at SWIP for more than five years and during this period they have both been responsible for the management of a number of funds.
     Mr. Kim Catechis
          The primary manager of the Fund is Mr. Kim Catechis. Mr. Catechis is an investment director and is Head of SWIP’s Asia and Emerging Markets Desk. Mr. Catechis joined SWIP in 1996 and set up the Scottish Widows Latin American Equities desk. He was appointed Head of Emerging Markets in 1998.
          Mr. Catechis manages SWIP’s approximately $1.0 billion Emerging Markets Fund and is secondary manager on SWIP’s Central & Eastern European and Latin American funds. Mr. Catechis has responsibility for the energy sector within the Asia and Emerging Markets team. Mr. Catechis has 19 years of investment management experience and speaks eight languages.
     Mr. Alastair Reynolds
          The secondary manager for this Fund is Alastair Reynolds. Mr. Reynolds is an investment director in the Asia and Emerging Markets team and joined SWIP in 2000. He manages emerging market retail funds and undertakes investment research across a range of industry sectors. Mr. Reynolds also performs the role of research manager, coordinating the team’s research activities. Mr. Reynolds has 16 years of investment management experience.
     Global Emerging Markets Team
          The Global Emerging Markets team consists of Messrs. Catechis and Reynolds and three additional investment professionals. While Messrs. Catechis and Reynolds are the key professionals involved in day-to-day portfolio management, the three additional investment professionals provide valuable research and support.
          The Global Emerging Markets team manages a variety of portfolios and undertakes investment research in other industry sectors. The members of the team have an average of over ten years of investment management experience.
     Additional Information About the Portfolio Management Team
          The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.
OVERALL INVESTMENT PROCESS
          Our goal is to put into practice a sustainable investment process. We have designed our investment process to ensure an in-depth understanding of the assets in which we invest. This positions us to deliver consistently superior performance.
Experienced and motivated people
          We have taken great time and effort to foster a supportive team culture in order to attract and retain the best talent available. As a result, we have an established investment team that is widely regarded as one of the strongest and most experienced in the industry.

9

          We combine the roles of analyst and portfolio manager in the belief that it improves the relevance of our research recommendations and leads to more informed portfolio construction decisions.
Working as a team
          We adopt a team approach to analyzing investments, with all fund managers conducting research. Ultimately, a senior fund manager is responsible for deciding which assets the Fund holds, but he or she will base his or her decision on the analysts’ recommendations.
          To ensure that Fund investments are the best available, we set our asset-specific opinions against our macro-economic view. We formulate this view using research carried out by our global strategy team as well as from the insights, knowledge and experience within the investment teams.
          All of that research produces a phenomenal amount of information. To accommodate the information we developed our own in-house electronic research portal. This helps to ensure that the research carried out is sufficiently rigorous, allowing us to share findings and investment ideas across all investment teams.
          As a result of this process, the Fund managers have the knowledge required to buy and hold those assets that offer the opportunity for out-performance over the long term.
Fundamental research
          Research is the most important and fundamental element of the investment process and is the cornerstone on which we base our investment decisions. Rather than rely on freely available market research, our investment professionals carry out in-depth research to ascertain a security’s intrinsic worth which allows us to take informed and independent decisions. Our research involves a combination of qualitative and quantitative research looking over a ten-year horizon — a five-year historical analysis and a five-year forward projection.
Research portal
          Our researched stock list is accessed and updated via our proprietary Internet-based research portal. The research portal is a powerful tool in our portfolio-construction process as it affords us complete flexibility in the way we view and integrate our research. All our research, including company data, written investment opinions or underlying portfolio weightings can be aggregated and customized to meet the Fund’s management needs.
Challenging the investment analyses
          The results of our investment analyses are debated at regular stock review meetings at which each individual investment analysis is challenged prior to the stock being rated as a buy, hold, or sell. The recommendations assigned to each stock are combined with its expected return to create our researched stock list.
Portfolio construction
          The output from the first part of our rigorous process is a buy/hold list of approximately 100 to 130 stocks deemed suitable for investment from a total universe of approximately 750 eligible stocks. From this list, the Fund’s portfolios managers choose the best 35 to 45 stocks that will make up the Fund’s portfolio. However, the Fund’s portfolio may contain fewer than 35 securities or more than 45 securities if considered prudent and desirable by the Adviser.
Equity Investment Process
          As described in more detail above, the securities of all companies held in the Fund’s portfolio go through a rigorous fundamental analysis in order to arrive at a research recommendation. This analysis includes an analysis of fundamental history as well as our projections for the next five years. We achieve this through:

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•	Company visits. We meet with senior management to assess their management abilities and future plans.

•	Financial analysis. We look at the details of a company’s financial position, such as their earnings, cash flow and balance sheet.

•	Market analysis. We assess the medium term outlook for various industry sectors and the position of companies within such sectors in order to identify which companies can demonstrate sustainable competitive advantage.

•	Geographic analysis. We examine the economic, political and legislative factors that influence company performance.

•	Global analysis. For industries that are global in nature, such as oil or mining, we believe it is important to look at the wider economic picture and use this macro view as an overlay to individual stock selection.
PRIOR PERFORMANCE OF A SIMILARLY MANAGED FUND
          The Fund intends to maintain a portfolio with objectives and strategies that are substantially similar to a fund that is registered in the UK with the Financial Services Authority and that is managed by SWIP, namely the Scottish Widows Investment Partnership Investments Funds ICVC Emerging Markets Fund (“GEMUK”). GEMUK is the only fund managed by SWIP with investment objectives, policies and strategies that are substantially similar to those of the Fund. The Fund and GEMUK are advised by the same investment advisory personnel at SWIP. Because the Fund has no operating history, we have provided historical information about GEMUK in this Prospectus to assist you in understanding the risks of investing in the Fund.
          GEMUK’s inception date was November 29, 1995. On July 3, 2000, however, a new management team headed by Mr. Kim Catechis replaced the then existing management team at GEMUK and instituted new investment strategies. As the portfolio management team and the investment strategies of GEMUK changed with the introduction of the new management team, the performance of GEMUK prior to July 3, 2000 is not meaningful in assisting you in understanding the risks of investing in the Fund. Therefore, we are only presenting the prior performance of GEMUK since and including July 3, 2000.
          The information below does not represent the historical performance of the Fund and should not be considered a prediction of its future performance. While the Fund is managed in a manner substantially similar to that of GEMUK, investors should be aware that the Fund is not the same as GEMUK and will not have the same performance. Different performance will result due to factors such as differences in cash flows into and out of the Fund and different fees and expenses.
          The bar chart below shows changes in GEMUK’s returns from year to year over the past five and one half calendar years. The table below shows how GEMUK’s average annual total returns for one and five years, as well as since and including July 3, 2000, compared with the returns of the MSCI Emerging Markets Index.
          The performance figures below for GEMUK have not been adjusted to give effect to the fees and expenses that the Fund will be subject to, and if such fees and expenses were deducted, performance would be different. GEMUK does not pay the same expenses, fees or taxes that the Fund will pay and GEMUK is subject to different diversification rules, tax restrictions and investment limits in the UK than the Fund will be subject to in the U.S., such as those under the 1940 Act and Subchapter M of the Internal Revenue Code. Consequently, returns for GEMUK would have been different if GEMUK had been subject to these expenses and U.S. taxes and regulations.
          GEMUK’s past performance does not necessarily indicate how the Fund will perform in the future.

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Yearly Performance of a Similarly Managed Fund
GEMUK
Calendar Years

* Please note that the return provided for calendar year 2000 represents the return since and including July 3, 2000 through December 31, 2000.
          During the periods shown in the bar chart above, the highest quarterly return was 23.98% for the quarter ended December 31, 2001, and the lowest quarterly return was (23.90)% for the quarter ended September 30, 2001. GEMUK’s return before taxes for the six months ended June 30, 2006 was ___.
Average Annual Total Returns of a Similarly Managed Fund
(for periods ending December 31, 2005)

	1 year	5 years	Since and including July 3, 2000

GEMUK Return Before Taxes(1)	39.79%	21.16%	12.24%

MSCI Emerging Markets Index(2)	34.54%	19.43%	11.63%

(1)	GEMUK returns are presented in U.S. Dollars before investor taxes and exclusive of fees. In addition, GEMUK returns have been adjusted from United Kingdom Pounds to U.S. Dollars using calendar year beginning and end exchange rates (provided by an independent third party) to reflect the change in value of the U.S. Dollar over the course of each calendar year. Such adjustment is necessary to show GEMUK returns that are capable of being compared with the MSCI Emerging Markets Index benchmark.

(2)	The MSCI Emerging Markets Index is a widely recognized index comprised of stocks traded in the developing markets of the world that are open for foreign investment. The MSCI Emerging Markets Index reflects no deduction for fees, expenses or taxes.

*	Source for bar chart and table: GEMUK performance was obtained from SWIP and the MSCI Emerging Markets Index was obtained from Lipper Hindsight.
CALCULATION OF THE FUND’S NET ASSET VALUE
          The price of the Fund’s shares is based on the net asset value (“NAV”) of the Fund. The NAV of the Fund is the value of its assets less the value of its liabilities, determined in accordance with the following provisions.

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          The NAV per share for the Fund is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time (“ET”)) each day that the NYSE is open for business (“Fund Business Day”).
          If the Fund, or its authorized agent or sub-agent, receives your request in good order by the close of trading on the NYSE (generally 4:00 p.m. ET), your transactions will be priced at that day’s NAV. If your request is received after 4:00 p.m. ET, it will be priced at the next Fund Business Day’s NAV.
          The Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.
          The NAV of the Fund is generally based on the current market value of the securities held in the Fund. If the price for a specific security held by the Fund is not readily available, the Fund will determine a fair value, as determined in good faith and pursuant to procedures approved by the Fund’s Board of Trustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Fund would have received had it sold the investment.
          The Fund will hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate the NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.
HOW TO PURCHASE AND REDEEM SHARES
Purchasing Shares
          Shares of the Fund are sold at the NAV next determined after receipt of a purchase order in “proper form.” Purchase orders are accepted on any Fund Business Day. The Fund may also process purchase and sale orders and calculate its NAV on days that the Fund’s primary trading markets are open. The Fund is not open and does not determine its NAV on the following NYSE holidays:
•	New Year’s Day;

•	Martin Luther King, Jr. Day;

•	President’s Day;

•	Good Friday;

•	Memorial Day;

•	Independence Day;

•	Labor Day;

•	Thanksgiving Day; and

•	Christmas Day.

13

          A purchase order or a redemption request is in “proper form” upon receipt of federal funds and when all required documents are properly completed, signed and received by the Fund. Additionally, when completing a new account application, you will be required to supply the Fund with information such as your tax identification number that will assist the Fund in verifying your identity, as required by federal law. If you are unable to provide sufficient information to verify your identity, the Fund will not open an account for you.
Methods for Purchasing Shares
          You may purchase shares of the Fund by the following methods:
•	By Telephone. You may open an account when placing an initial order by telephone, provided you thereafter submit a registration form by mail. A registration form is available by calling ___.

•	Through a Financial Institution. You may purchase shares through a broker-dealer, financial adviser or other financial institution (each, an “Institution”) that has entered into an agreement with the Fund or the Fund’s distributor to purchase Institutional Shares.

•	By Mail. You may open an account directly by completing, signing and mailing a registration form and a check made payable to Global Emerging Markets Fund.

•	By Wire. To purchase shares of the Fund by Federal Reserve wire, call ___. If the Trust receives a completed purchase order in proper form before 4:00 p.m. ET (the “Cut-Off Time”) you will begin to earn dividends the same Fund Business Day. On days when the Federal Reserve is closed, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran’s Day.
          The following procedure will help assure our receipt of your federal funds wire:
A.	Telephone the Fund toll free number at and provide the following information:
•	Your name;

•	Address;

•	Telephone number;

•	Taxpayer ID number;

•	The amount being wired; and

•	The identity of the bank wiring funds.
You will then be provided with a Fund account number. (Investors with existing accounts must also notify the Trust before wiring funds.)
B.	Instruct your bank to wire the specified amount to the Fund as follows:
             [                                          ]
          To allow the Trust to manage the Fund most effectively, investors are encouraged to execute all trades before 4:00 p.m. ET. To protect the Fund’s performance and shareholders, the Trust discourages frequent trading in response to short-term fluctuations. The Fund reserves the right to refuse any investment that, in its sole discretion, would disrupt the Fund’s management.

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          The Fund and Trust each reserves the right to reject any purchase order for any reason.
Verifying Your Identity and Reporting Suspicious Activity
          Under the USA PATRIOT Act, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies to open an account. When you open an account to invest, we will ask for your name, address, applicable organizational documents, tax identification number, and other information that will allow us to identify you. If you do not provide the required information, and we cannot contact you to obtain it, we may not accept your application and will return your initial investment. As required by law, the Fund may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. In addition, as required by law, the Fund may report suspicious activity surrounding your account opening to federal authorities.
          After your account is established, the Trust is required to take steps to verify your identity, including checking your information against various databases, and the Trust is required to report suspicious account activity to federal authorities. If the Trust is unable to verify your identity from the information you provide, you may be restricted from making purchases or transferring shares, or your account may be closed and the proceeds sent to you. If the account is closed and the proceeds are sent to you, you will receive the next available NAV. As a result, your proceeds may be more or less than the amount you paid for your shares and the sale may be a taxable transaction.
Account Statements
          Quarterly account statements are sent to investors to report transactions such as purchases and redemptions as well as dividends paid during the month. When share purchases are effected through an Institution, confirmations of the share purchases and quarterly account statements will be sent to the Institution involved.
Minimum Investment Required
          The minimum initial investment in the Fund is $500,000. There is no minimum subsequent investment. The Trust reserves the right to waive the minimum investment requirement.
          Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem all of your shares if your redemptions cause your account value to drop below the minimum required investment. The Trust will not redeem an account whose value has dropped solely because of market reductions in net asset value. If at any time your account value does not equal or exceed the required minimum, you may be notified of this fact. You will be allowed at least 60 days to add to your investment before any involuntary redemption is processed.
Selling Shares
          You may redeem your shares without charge at the NAV next determined after the Fund receives your redemption request in proper form. The Fund will pay the proceeds of the withdrawal either in federal funds or in securities (“in-kind”) at the discretion of the Trust, normally on the next Fund Business Day after the withdrawal, but in any event no more than seven days after the withdrawal. The Fund may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.
Methods for Selling Shares
          You may sell shares of the Fund by the following methods:
•	By Telephone. You may redeem your shares by telephoning the Fund at . You must provide the Trust with your account number and the exact name in which the shares are registered. A redemption by telephone may be made ONLY if the telephone redemption authorization has been completed on a registration form provided by the Trust. In an effort to prevent unauthorized or

15

fraudulent redemption requests by telephone, the Trust will follow reasonable procedures to confirm that such instructions are genuine. If such procedures are followed, neither the Trust nor the Fund will be liable for any losses due to unauthorized or fraudulent redemption requests.

In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Trust by telephone, redemption requests may be mailed or hand-delivered to the Fund’s transfer agent.
•	Written Requests. Redemption requests may be made by writing to:

          Written requests must be in proper form. You will need to provide the exact name in which the shares are registered, the Fund name, account number, and the share or dollar amount requested.
          A signature guarantee is required for any written redemption request and for any instruction to change the shareholder’s record name or address, a designated bank account, the dividend election, or the telephone redemption or other option elected on an account. Signature guarantees may be provided by an eligible institution acceptable to the Adviser, including a bank, a broker, a dealer, national securities exchange, a credit union, or a savings association which is authorized to guarantee signatures. Other procedures may be implemented from time to time.
          If the Fund receives your redemption request in proper form before ___ET, the Fund will normally wire payment to you on the same Fund Business Day. If your redemption request is received in proper form after ___ET, payment is normally wired the next Fund Business Day.
          The Trust may request additional documentation to establish that a redemption request has been authorized, and that proper documentation has been submitted to the Fund.
          In certain circumstances, investors’ right to redeem shares in the Fund may be suspended. Under U.S. law, the right of redemption cannot be suspended, nor can payment upon redemption be postponed for more than seven days after tender, except:
•	during any period in which the NYSE is closed, other than customary weekend and holiday closings;

•	during any period that trading on the NYSE is restricted;

•	during any period during which an emergency exists that makes disposal of the Fund’s securities impracticable;

•	during any period when it is impracticable for the Fund to value its net assets; or

•	during such periods as the SEC may order for the protection of security holders of the Fund.

16

Telephone Transactions
          Purchasing and selling Fund shares over the telephone may be convenient, but is not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believe to be genuine. If you purchase or sell Fund shares over the telephone, you will generally bear the risk of any loss.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive Trading
          The Fund is intended for long-term investment purposes and not for market timing or excessive short-term trading (“excessive trading”). The Fund’s Board of Trustees has approved excessive trading policies and procedures (the “excessive trading policy”) designed to discourage excessive trading.
          Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider that you have violated the excessive trading policy if:
•	The Fund determines that you sell shares within a short period of time after the shares were purchased;

•	The Fund determines that you enter into a series of transactions that is indicative of an excessive trading pattern or strategy; or

•	The Fund reasonably believes that you have engaged in such practices in connection with other mutual funds.
          Certain transactions are exempt from the excessive trading policy, such as shares purchased through reinvested distributions (dividends and capital gains).
          Excessive trading may present risks to you as a Fund shareholder and to the Fund, including:
•	Negative impact on the Fund’s performance;

•	Potential dilution in the value of the Fund’s shares;

•	Interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions or to buy or sell securities it otherwise would not have bought or sold;

•	Losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	Increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet redemption requests; and

•	Increased brokerage and administrative costs.
          These risks may be greater for the Fund than for other mutual funds because the Fund invests in foreign securities that may be more susceptible to pricing inefficiencies and time zone arbitrage. Time zone arbitrage may occur because of time zone differences between the foreign markets on which the Fund’s foreign portfolio securities trade and the time as of which the Fund’s NAV is calculated. For example, traders engaged in time zone arbitrage may seek to exploit changes in value of the Fund’s portfolio securities that result from events occurring after foreign market prices are established, but before calculation of the Fund’s NAV. Arbitrageurs who are successful may dilute the value of the interests of other shareholders by trading Fund shares at prices that do not fully reflect their

17

fair value. Although the excessive trading policy and the Fund’s pricing and valuation procedures are designed to attempt to prevent time zone arbitrage, there can be no assurances that such activities can be mitigated or eliminated.
Trade Activity Monitoring
          The Fund monitors selected trades on a daily basis. Trade activity monitoring may include:
•	Reviewing accounts where a purchase and sale occurs within a short period of time;

•	Reviewing transaction amount thresholds; and

•	Making comparisons against the Fund’s “known offenders” database which contains information about investors who have violated the excessive trading policy.
          If the Fund determines that an investor has violated the excessive trading policy, the Fund will temporarily or permanently restrict the account from subsequent purchases (including purchases by exchange). In determining whether to take such actions, the Fund seeks to act in a manner that is consistent with the best interests of Fund shareholders.
          Whether or not the excessive trading policy has been violated, the Fund may determine from the amount, frequency or pattern of purchases and redemptions that a shareholder is engaged in excessive trading that is or may be detrimental to the Fund and its shareholders and that the imposition of trading restrictions is warranted. The Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing the excessive trading policy. If the Fund believes that the excessive trading may be for legitimate purposes, the Fund may permit the investor to justify the activity. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund.
          The Fund or its agents may reject any purchase order (including exchange purchases) by any investor or group of investors indefinitely, with or without prior notice to the investor, for any reason, including, in particular, purchases that they believe are attributable to excessive traders or are otherwise excessive or potentially disruptive to the Fund. Such purchase orders may be revoked or cancelled by the Fund on the next business day after receipt of the order.
          The implementation of the Fund’s excessive trading policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund’s shareholders. No matter how the Fund defines excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of the Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.
Redemption Fees
          Shareholders may be charged a redemption fee if they redeem shares of the Fund within 90 days of their acquisition. The redemption fee is intended to offset the costs to the Fund of short-term or excessive trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from a shareholder’s redemption proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.
          The “first-in, first-out” (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase.

18

          The Fund currently does not impose a redemption fee on a redemption of:
•	shares acquired by reinvestment of dividends or capital gain distributions; or

•	in-kind transactions; or

•	shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or

•	shares held in an account that is liquidated for failure to verify shareholder identity; or

•	shares held in an account that is liquidated due to death.
          The Fund may modify or eliminate these waivers at any time. In addition, the Fund may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above. The list of retirement plans and profit sharing plans that may quality for a redemption fee waiver is reviewed and approved by the Board of Trustees.
          The ability of the Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.
Processing Organizations
          While it is the Fund’s expectation that processing organizations will enforce the Fund’s excessive trading policy, the Fund may be limited in its ability to enforce the excessive trading policy with respect to certain customers of processing organizations. For example, the Fund is unable to directly monitor the trading activity of beneficial owners of the Fund’s shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by processing organizations. Accordingly, the ability of the Fund to monitor, detect and curtail excessive trading through processing organizations’ accounts is very limited, and there is no guarantee that the Fund will be able to identify shareholders who may have violated the excessive trading policy. Depending on the portion of Fund shares held through such processing organizations, excessive trading through processing organizations could adversely affect Fund shareholders. Additionally, Fund shareholders who invest through processing organizations may be subject to the processing organization’s excessive trading policies, which may impose different standards and consequences for excessive trading.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions
          To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which generally is subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long a shareholder has held shares of the Fund.
Options for Receiving Distributions
          You may tell us to pay your distributions in cash or to invest them automatically in more shares of the Fund (known as dividend reinvestment). If you do not tell us how you want your distributions paid, your distributions will be automatically reinvested in more shares of the Fund.

19

          If we mail a distribution check to your address of record and it is returned to us because of an invalid address, we will automatically reinvest all future distributions until you provide us with the correct address.
     Distribution Schedule

	Dividends	Capital Gains
Global Emerging Markets Fund	Normally declared and distributed in December.	Normally declared and distributed in December.
          If necessary, dividends and net capital gains may be distributed at other times as well. The Fund has no fixed dividend rate, and there can be no assurance that any dividends or capital gains distributions will be paid in a particular year.
     How Distributions Affect the Fund’s Net Asset Value
          Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund’s daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations.
     Acquiring Shares Near the Ex-Dividend Date
          If you purchase shares of the Fund on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable dividend or capital gain distribution.
Taxes
          As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of the Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Whether such gain or loss is long-term or short-term depends upon how long you have owned the shares. Any tax liabilities generated by your transactions are your responsibility.
          The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax advisor if you have questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.
     Taxes on Distributions
          Dividends and distributions are subject to federal income tax regardless of whether you reinvest your distributions in additional shares or take them in cash. When gains from the sale of a security held by the Fund are paid to a shareholder, the rate at which the gain will be taxed to shareholders depends upon the length of time the Fund held the security. The Fund’s dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date.
          Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.
          The Fund may be required to withhold U.S. federal income tax on all available dividends, distributions and redemption proceeds payable to shareholders who fail to provide their correct Social Security or taxpayer

20

identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
     Taxation of the Fund
          Dividends, interest and some capital gains received by the Fund on foreign securities may be subject to foreign withholding taxes or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to its shareholders, who may generally deduct such amounts or, if they meet certain holding period requirements with respect to their shares in the Fund, a foreign tax credit. Special rules may apply to the credit for individuals who receive “qualified dividend income.” If the election under Section 853 is not made, or is not available to the Fund, such foreign taxes will represent an expense of the Fund.
          The Fund may purchase securities of certain foreign corporations treated as passive foreign investment companies for purposes of the Internal Revenue Code. In order to avoid additional taxes that might otherwise be due in connection with the sale or exchange of such securities, or distributions made with respect to such securities, the Fund may make various elections permitted by the Internal Revenue Code. These elections could require the Fund to recognize taxable income, which in turn must be distributed, even though the Fund may not have received any associated cash.
          The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to its shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.
CUSTODIAN AND TRANSFER AGENT
          The Trust has hired State Street Bank and Trust Company (“State Street”) to serve as the Custodian to the Fund. State Street’s principal business address is One Lincoln Street, Boston, Massachusetts 02111.
          The Trust has hired Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street, to act as the shareholder servicing and transfer agent for the Fund. BFDS’s principal business address is 2 Heritage Dr., North Quincy, Massachusetts 02171.

21

Scottish Widows
Investment Partnership Trust
Global Emerging Markets Fund
Prospectus
                    , 2006
FOR MORE INFORMATION
          The Statement of Additional Information (the “SAI”) contains additional information about the Fund. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered a part of) this Prospectus.
          Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
          The SAI and the Fund’s annual and semi-annual reports, when available, are provided without charge, upon request.
          Shareholders in the Fund may make inquiries to the Fund or request the SAI, the Fund’s annual and semi-annual reports and request other information by contacting us:
By mail:
By phone (toll-free):
By e-mail:
Online:
          The Fund makes available its SAI and annual and semi-annual reports, free of charge, on or through the Fund’s Web site at www.                    .com. The website is not considered part of this Prospectus.
          You can also review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.
Investment Company Act File No. 811-

Scottish Widows
Investment Partnership Trust
Global Emerging Markets Fund
Statement of Additional Information
Dated ___, 2006
     This Statement of Additional Information — or “SAI”:
•	is not a prospectus;

•	has been filed with the Securities and Exchange Commission, or “SEC”;

•	provides additional information about Scottish Widows Investment Partnership Trust (the “Trust”) and the Global Emerging Markets Fund (the “Fund”); and

•	should be read with the Prospectus for the Fund dated ___, 2006 and any amendments to the Prospectus (collectively, the “Prospectus”), which is incorporated by reference into this SAI.
     Investors should read the Prospectus before making any investment in the Fund.
     A copy of the Prospectus and the annual and semi-annual reports to shareholders of the Fund, when available, may be obtained free of charge by calling the Fund at 1-800-___or visiting www.___.com.
THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO
SELL SECURITIES.

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor.
 i

MORE INFORMATION ABOUT THE FUND’S
INVESTMENTS AND RISKS
          The Fund is a non-diversified open-end mutual fund. Additional information regarding the characteristics of certain of the Fund’s investments and the risks associated with those investments is discussed below. The Fund’s investment objective is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund’s outstanding shares. All investment policies stated in the Prospectus or this SAI, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees of the Trust (the “Board”) without the authorization of the Fund’s shareholders and without notice. There can be no assurance that the Fund will achieve its objectives.
Stocks

     Emerging Markets Securities
          The Fund will have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth in the Prospectus, that are not typically associated with investing in U.S. securities and that may affect the Fund’s performance favorably or unfavorably.
          In recent years, many emerging market countries around the world have undergone political changes that have reduced government’s role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns.
          Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include:
•	less social, political and economic stability;

•	a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;

•	certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	foreign taxation;

•	the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property;

•	the absence of a capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments in various emerging markets may be slowed or reversed by unanticipated political or social events in such countries; and

•	the possibility that currency devaluations could adversely affect the value of the Fund’s investments.
Further, many emerging markets have experienced and continue to experience high rates of inflation.
          Certain developing countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries:
•	require governmental approval prior to investments by foreign persons;

•	limit the amount of investment by foreign persons in a particular company; or

•	limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.
          Authoritarian governments in certain developing countries may require that a governmental or quasi-governmental authority act as custodian of the Fund’s assets invested in such country. To the extent that such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the custody of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.
          The Fund may invest in sovereign debt securities of emerging market countries. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, a governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance, or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair the debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding which would allow collection on defaulted governmental debt.
     Foreign Securities
          The Fund will invest in securities of foreign issuers and may invest in foreign branches of domestic banks. Investments in foreign securities involve risks of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. These risks include:
•	Information. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding U.S. companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial and other reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Statistical information about an emerging market country economy may be unavailable, or if available may be unreliable or not directly comparable to information regarding the U.S. economy or other more developed countries.

•	Regulation. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower.

•	Liquidity and Concentration. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the over-the-counter (“OTC”) markets. Available investments in emerging market countries may be highly concentrated in a small number of industries, countries, or issuers. In addition, some issuers may be unseasoned and/or have significantly smaller market capitalization than issuers in the U.S. or more developed countries. Consequently, securities of foreign issuers may be less liquid and more volatile than those of comparable domestic issuers.

•	Brokerage. Brokerage commissions and other transaction costs on foreign securities exchanges, which may be fixed rather than subject to negotiation as in the U.S., are likely to be higher than in the U.S. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

•	Taxes. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by U.S. companies. It is expected that the Fund’s shareholders will be able to claim a credit for U.S. tax purposes for any such foreign taxes, although there can be no assurance that they will be able to do so. See “Taxation of the Fund.”

•	Political/Economy. Political and economic developments may present risks. A foreign jurisdiction may impose or change withholding taxes on income payable in connection with foreign securities. There are risks of seizure, nationalization or expropriation of a foreign issuer or foreign deposits, and adoption of foreign governmental restrictions such as exchange controls. Many emerging or developing countries have less stable political and economic environments than some more developed countries, and may face external stresses (including war and terrorism) as well as internal ones (including hyperinflation, currency depreciation, limited resource self-sufficiency, and balance of payments issues and associated social unrest). Additionally, it may be more difficult to obtain a judgment in a court outside the U.S.

•	Currency Exchange. The value of the foreign securities held by the Fund may be significantly affected by changes in currency exchange rates. Securities of foreign issuers are frequently denominated in foreign currencies, and the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. The exchange rates between the U.S. dollar and the currencies of emerging markets countries may be volatile, and changes in currency rates and exchange control regulations may affect (favorably or unfavorably) the value of the Fund’s assets in U.S. dollars. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations, and indigenous economic and political developments.

•	Repatriation Restrictions. Foreign governments may delay or restrict repatriation of the Fund’s investment income or other assets. If, for any reason, the Fund was unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within required time periods, the Fund would cease to qualify for the favorable tax treatment afforded regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended.
     Convertible Securities
          The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. There can be no assurance of current income because issuers may default on their obligations. And there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of this conversion feature, the Fund considers some convertible securities to be equity securities.
          The price of a convertible security will fluctuate in some relationship to changes in the price of the underlying asset. A convertible security is subject to risks in relation to the activities of the issuer and general market and economic conditions. The income payments typically paid on a convertible security may cushion the security against declines in the price of the underlying asset. However, the income stream from these payments causes fluctuations based on changes in interest rates and the credit quality of the issuer. Normally, the value of a convertible security is a function of its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and its market value if converted or exchanged into the underlying common stock.
          The convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. The Fund typically invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option or convert unless the security is called or conversion is forced.
     Restricted and Illiquid Securities
          The Fund may invest in restricted or illiquid securities, including Rule 144A securities. Rule 144A securities are securities that are privately placed with and traded among qualified investors rather than the general public. Although Rule 144A securities are considered restricted securities, they may not necessarily be illiquid. The Fund will invest no more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.
     Other Investment Company Shares
          The Fund may, to the extent permitted under the 1940 Act and exemptive rules and orders, invest in shares of other investment companies, which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to the Fund’s. These may be temporary investments, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions.
     Exchange Traded Funds
          The Fund may purchase shares of exchange-traded funds (“ETFs”). Typically, the Fund would purchase shares to obtain exposure to all or a portion of the stock or bond market. ETFs are generally baskets of securities that either replicate or sample an index or a portion of an index. Most ETFs are investment companies and are therefore subject to the same limitations and the same risks as the Fund investing in other investment company shares. The price of an ETF can fluctuate over a wide range, and the Fund could lose money if the value of the basket of securities owned by the ETF decreases.
          ETFs present additional risks to investment companies:
•	the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”);

•	an active trading market for the ETF’s shares may not develop sufficiently to ensure liquidity; and

•	the ETF may be subject to stock exchange activity such as de-listing and halting of trading activity.
     Lending of Fund Securities
          The Fund has the authority to lend portfolio securities to brokers, dealers and other financial organizations in amounts up to 33 1/3% of the total value of its assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities lent by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities lent, and would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days.
          In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses including:
•	possible decline in the value of collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto;

•	possible sub-normal levels of income and lack of access to income during this period; and

•	expenses of enforcing its rights.
     Forward Commitments
          The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. The failure of the other party to complete the transaction may cause the Fund to miss an advantageous price or yield. Forward commitments involve risk of loss if the value of the security to be purchased declines prior to settlement date, or if the other party fails to complete the transaction.
Cash and Debt
     Temporary Defensive Position
          During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and other short-term investments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.
     Foreign Currency Exchange Transactions
          The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities (“transaction hedge”). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward foreign currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. The Fund may also enter into a forward foreign currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances the Fund may, alternatively, enter into a forward foreign currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). Although forward foreign currency exchange contracts will not be used for speculation, the Fund may lose money through use of these contracts if the judgment of the Fund’s investment adviser, Scottish Widows Investment Partnership Ltd. (“SWIP” or the “Adviser”), is incorrect about the direction of currency exchange rates.

          A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee or commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.
          While the Fund may enter into forward foreign currency contracts to reduce currency exchange risks, unforeseen changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by the Fund. Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.
          Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing country. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
     Local Currency
          The Fund may invest excess cash positions in local currencies (non-U.S. currencies). Investing directly in local currency involves risks such as future unfavorable political and economic developments, withholding tax, seizures of foreign deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment or payment of interest.
     Cash Reserves
          The Fund may hold a portion of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of:
•	short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions;

•	other short-term debt securities rated at the time of purchase Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by Standard & Poor’s Rating Group (“S&P”) or, if unrated, of comparable quality in the opinion of the Adviser;

•	commercial paper;

•	bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and

•	repurchase agreements.

          At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser.
     Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“YCDs”)
          The Fund may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks and foreign banks. YCDs are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of foreign issuers also involve risks such as future unfavorable political and economic developments, withholding tax, seizures of foreign deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.
     Repurchase Agreements
          The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, the Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund’s original purchase price plus interest within a specified time (normally one business day). The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to compensate the Fund fully.
     Reverse Repurchase Agreements
          The Fund may enter into reverse repurchase agreements. In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Cash or liquid high-quality debt obligations equal in value to the repurchase price including any accrued interest will be segregated by the Fund’s custodian on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements also involve a risk of default by the counterparty, which may adversely affect the Fund’s ability to reacquire the underlying securities.
     Section 4(2) Commercial Paper
          The Fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) (“Section 4(2) paper”) of the Securities Act of 1933, as amended (“1933 Act”). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund’s percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.
     Variable Amount Master Demand Notes
          The Fund may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.
     Other Debt Securities
          The Fund may invest in other debt securities. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.
Derivatives
          A derivative security is a financial arrangement the value of which is based on or derived from a traditional security, asset, or market index. Some derivative structures are index or structured securities whose value or performance is linked to other equity securities, currencies, interest rates, indices or other financial indicators. Some derivative securities, such as mortgage-related and other asset-backed securities, are fundamentally like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are many types of derivatives and multiple ways to use them in the Fund. For example, futures and options are commonly used for hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates. They can also be used as a relatively low cost method of gaining exposure to a particular securities market without investing directly in those securities.
          There are risks associated with investing in derivative securities. These risks include the possibility that there may be no liquid secondary market, or that the exchange may limit price fluctuations, that the underlying security, interest rate, market index or other financial asset will not move in the direction anticipated, that the risk that the counterparty may not perform its obligations, or that adverse price movements could result in a loss substantially greater than the Fund’s initial investment.
     American Depositary Receipts and European Depositary Receipts
          The Fund may purchase American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) of foreign corporations. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are issued by European financial institutions for trading primarily in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or un-sponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In un-sponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and un-sponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying un-sponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities.
          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. However, by investing in ADRs rather than directly in a foreign issuer’s stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the U.S. for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, EDRs, and similar instruments will be deemed to be investments in the equity securities representing securities of the foreign issuers to which they relate.
     Options on Securities and Securities Indices
          The Fund may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option and a put option will be valuable if the value of the security or the index decreases during the term of the option. The Fund may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.
     Futures Contracts and Options on Futures
          The Fund may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the custodian for the Fund, for the benefit of the futures broker. The initial margin serves as a “good faith” deposit that the Fund will honor its futures commitments. Subsequent payments (called “variation margin”) to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. Options on futures contracts give the purchaser the right to assume a position in a futures contract at a specified price at any time before expiration of the option.
When-Issued or Delayed-Delivery Transactions
          The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as “when-issued” or “delayed-delivery” transactions. The Fund may engage in these transactions to acquire securities that are appropriate for its portfolio at favorable prices or yields. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, however, the Fund could lose money and miss an opportunity to make an alternative investment.

INVESTMENT LIMITATIONS
          The Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to the Fund only by a vote of the holders of a “majority of the outstanding voting securities” of the Fund. For this purpose, a majority of the outstanding voting securities of the Fund means: (i) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. As a matter of fundamental policy, the Fund may not:
•	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Fund to: (a) enter into commitments to purchase securities in accordance with the Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (b) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (c) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

•	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

•	Act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies, and investment program;

•	Purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things:
o	acquire or lease office space for its own use;

o	invest in securities of issuers that invest in real estate or interests therein;

o	invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or

o	hold and sell real estate acquired by the Fund as a result of the ownership of securities;
•	Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

•	Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things:
o	enter into repurchase agreements;

o	lend portfolio securities; and

o	acquire debt securities without being deemed to be making a loan.

As a matter of non-fundamental policy, the Fund will invest at least 80% of its assets in emerging markets securities. The Fund will provide its shareholders with at least 60 days prior notice before changing this non-fundamental policy.
DISCLOSURE OF PORTFOLIO HOLDINGS
Introduction
          The Trust, on behalf of the Fund, has adopted a portfolio holdings disclosure policy (the “Policy”). The complete list of holdings will be available no earlier than [15] days after the end of each calendar month on the Fund’s website at www._______________.com. The Fund’s holdings information also appears in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund will file such information with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters).
          Shareholders may view the Fund’s Forms N-CSR and N-Q, when available, on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).
General Policy
          In general, the Policy provides that portfolio holdings may be disclosed by the Trust on a selective basis only by an officer of the Trust or a member of the Adviser’s compliance department (“Authorizing Officer”) where it is determined that:
•	there is a legitimate business purpose for the information;

•	recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and

•	disclosure is in the best interests of Fund shareholders.
The Authorizing Officer shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Adviser, the distributor and their affiliates on the other. For example, an Authorizing Officer may inquire whether a portfolio manager of the Fund has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Fund or other products managed by the portfolio manager. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be evaluated by the Authorizing Officer in the best interests of shareholders.
          The Policy provides that portfolio holdings information for the Fund may be made available more frequently and prior to its public availability in accordance with the foregoing to:
          Unaffiliated Service Providers. Various firms, such as the Fund’s service providers (for example, the administrator, transfer agent, custodian, and distributor), pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other unaffiliated third parties that provide services and may require portfolio holdings information to provide services to the Fund are considered “Unaffiliated Service Providers.” The frequency with which portfolio holdings may be disclosed to an Unaffiliated Service Provider, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Unaffiliated Service Provider, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an Unaffiliated Service Provider varies and may be as frequent as daily, with no time delay. In general, the Fund’s contractual arrangements with Unaffiliated Service Providers subject each to a duty of confidentiality. The Fund’s Unaffiliated Service Providers as of the date of this SAI for which the Fund may provide portfolio holdings information are identified in the Fund’s Prospectus and this SAI; in addition, Bowne & Co., Inc. (financial printer) is an Unaffiliated Service Provider.
          Ratings and Rankings Agencies. Organizations that publish ratings and/or rankings of the Fund are considered “Ratings and Rankings Agencies.” The table below sets forth the names of those organizations as of the date of this SAI to whom the Fund may provide portfolio holdings information on a monthly or quarterly basis within one to ten business days after the end of the period:
          [Name]
          Fund Affiliates and Fiduciaries. Various firms, such as: (i) the Adviser and its affiliates; and (ii) an accounting firm, an auditing firm, or outside legal counsel retained by the Adviser, an affiliate of the Adviser, or the Fund are considered to be fund affiliates and/or fiduciaries (“Fund Affiliates and Fiduciaries”). The frequency with which portfolio holdings may be disclosed to Fund Affiliates and Fiduciaries, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Fund Affiliates and Fiduciaries, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to Fund Affiliates and Fiduciaries varies and may be as frequent as daily, with no time delay.
          Certain Parties As Required by Law. Certain parties may receive portfolio holding information more frequently as required by applicable laws, rules, and regulations. Examples of such required disclosures include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body (including, without limitation, filings by the Adviser and its affiliates on Schedules 13D, 13G and 13F); (ii) upon the request of the SEC or another regulatory body; (iii) in connection with a lawsuit; or (iv) as required by court order.
          Waiver Party. Any other party, for a legitimate business purpose, upon waiver or exception, may receive portfolio holding information more frequently with the consent of the Trust’s officers, which will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.
Prohibitions on Disclosure of Portfolio Holdings
          The Policy provides that portfolio managers and other senior officers or spokespersons of the Adviser or the Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Policy. For example, the Adviser may indicate that the Fund owns XYZ Company only if the Fund’s ownership of such company has previously been publicly disclosed.
Additional Matters
          Neither the Fund, the Adviser nor any other party may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Trust’s Board of Trustees has approved the Policy, and will review any material changes to the Policy, and will periodically review persons or entities receiving non-public disclosure.
MANAGEMENT OF THE TRUST
Trustees and Officers
          The Trust is organized as a Delaware statutory trust. The Trust’s Board of Trustees (the “Board”) supervises the Trust operations and performs statutory duties required by applicable state and federal law. Each Trustee and officer oversees the Fund and serves for an indefinite term.

          The Board is responsible for representing the interests of the Fund and its shareholders. The Board meets periodically throughout the year to oversee the Fund’s activities. The Board consists of three “Independent Trustees” and one Trustee who is affiliated with the Adviser to the Fund. Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, are called “Independent Trustees.” Generally, a Trustee qualifies as an Independent Trustee if he or she is free of conflicts of interest that arise as a result of his or her business or familial relationships to certain entities or individuals who do business with the Fund.
The tables below include information about the Trustees and officers of the Trust, including their:
•	business addresses (unless otherwise noted, the business address for each Trustee and Officer is c/o Scottish Widows Investment Partnership Trust, c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801);

•	ages;

•	principal occupations during the past five years; and

•	other directorships of publicly traded companies or funds.

	Position(s)		Number of
	with the		Fund(s) in Fund
	Trust and		Complex(3)
Name, Address	Term of	Principal Occupation(s)	Overseen by	Other Directorships
and Age	Office(1)	During Past 5 Years(2)	Trustee	Held by Trustee

Independent Trustees
	Trustee since 2006		1
	Trustee since 2006		1
	Trustee since 2006		1

Interested Trustee
Andrew C. Frepp Age: 42	Trustee since 2006	Mr. Frepp is currently Director - Sales & Marketing at SWIP, a position he has held since December 2002. Prior to that Mr. Frepp was the Marketing Director at Scottish Widows Plc. Mr. Frepp joined SWIP in 1985.	1

(1)	Each Trustee may serve until his/her death, resignation, removal, retirement or declaration of incompetence by a court of appropriate jurisdiction.

(2)	Each Trustee may have served in various other capacities or for affiliated entities for each time period shown.

(3)	The “Fund Complex” currently consists of the Fund discussed in this SAI, although additional series of the Trust may be added in the future.

Position(s) with the Trust
Name, Address and Age	and Term of Office(1)	Principal Occupation(s) During Past 5 Years(2)
President
Treasurer
Secretary
Chief Compliance Officer
Assistant Secretary
Assistant Treasurer

(1)	Each officer serves at the pleasure of the Board until the next annual election of officers or until his or her successor is chosen and qualified, or in each case until his or her death, resignation or removal from office, in accordance with the By-Laws of the Trust.

(2)	Each Officer may have served in various other capacities or for affiliated entities for each time period shown.
Management Ownership of the Fund
          The Trustees do not currently own any shares in the Fund (which comprises the entire Fund Complex) as of the date of this SAI.
Standing Committees of the Board
          Listed below are the standing committees of the Board, along with the functions of each committee, its members, and the number of committee meetings held during the last fiscal year:

Number of
Meetings Held
Committee				During Last
Name	Committee Function		Members	Fiscal Year(1)
Audit Committee	•	Oversees the accounting, auditing and financial reporting processes of the Fund;		None.

	•	Hires (and fires, if needed) the Fund’s independent registered public accounting firm;

	•	Pre-approves all audit, audit-related and non-audit services to be provided by the independent registered public accounting firm to the Fund and certain affiliates of the Fund;

	•	Reviews with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Fund;

	•	Receives and considers a report from the independent registered public accounting firm concerning its conduct of the audit, including any comments or recommendations it might want to make in that connection;

[1]	As of December 31, 2005, the Fund had not yet commenced operations.

Number of
Meetings Held
Committee				During Last
Name	Committee Function		Members	Fiscal Year[1]
	•	Considers all critical accounting policies and practices to be used by the Fund and any proposed alternative treatments; and

	•	Investigates any improprieties or suspected improprieties in the operations of the Fund.

Nominating Committee	•	Addresses any Board vacancies. If there is a vacancy on the Board, the Nominating Committee will:		None.

o Identify and evaluate potential candidates to fill the vacancy;

o Select from among the potential candidates a nominee to be presented to the full Board for its consideration; and

o Recommend to the Board a nominee to fill any vacancy.

When seeking suggestions for nominees to serve as Independent Trustees, the Nominating Committee may consider suggestions from anyone it deems appropriate. When seeking to fill a position on the Board previously held by an Interested Trustee, the Nominating Committee will consider the views and recommendations of SWIP.

Eligible shareholders (or groups of shareholders) may submit the names of potential nominees for the Nominating Committee’s consideration. Each eligible shareholder (or group of shareholders) may submit no more than one nominee each calendar year and may not submit the same nominee twice. In order for the Nominating Committee to consider shareholder submissions, the proposed nominee must satisfy the requirements specified in the nominating committee charter, which is available on the Fund’s website at www.___________.com.

Governance Committee	•	Reviews and assesses the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and makes recommendations as to any appropriate changes;		None.

[1]	As of December 31, 2005, the Fund had not yet commenced operations.

Number of
Meetings Held
Committee				During Last
Name	Committee Function		Members	Fiscal Year[1]
	•	Reviews and makes recommendations to the Board regarding Trustee compensation;

	•	Undertakes periodically to coordinate and facilitate evaluations of the Board and Board committees, and recommends improvements as appropriate; and

	•	Reviews, discusses and makes recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Trust and the Fund and overseeing the management of the Fund.

[1]	As of December 31, 2005, the Fund had not yet commenced operations.
Compensation of Trustees
          Independent Trustees receive the following compensation for their services to the Trust:

Retainer	$___________ per year
Attendance at In-Person Board Meetings	$___________ per day
Attendance at Telephonic Board Meetings	$___________ per meeting
Attendance at Committee Meetings	$___________ per day
          Trustees are reimbursed for all out-of-pocket expenses relating to attendance at Board and committee meetings. The Interested Trustee does not receive any compensation from the Fund for his service on the Board.
          The following table summarizes the compensation, including committee fees, estimated to be paid to the Trustees of the Trust, for the 12 month period ending December 31, 2006.
Compensation Table

	Aggregate	Pension or		Total
	Compensation	Retirement Benefits	Estimated	Compensation
	from the	Accrued as Part	Annual Benefits	from Fund Complex
Name of Trustee	Trust(1)	of Fund Expenses	upon Retirement	Paid to Trustees(1)
Independent Trustees

Interested Trustee
Andrew C. Frepp	$0	$0	$0	$0

(1)	Assumes that each Independent Trustee will attend two regular meetings of the Board of Trustees of the Fund to be held during fiscal year 2006.

CODE OF ETHICS
          The Trust, the Adviser and the distributor of the Fund have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. The Trust’s codes of ethics, by relying on the codes of the underlying service providers, permits personnel of the service providers named below or officers of the Fund, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Fund’s service providers or officers. In addition, the Adviser’s code of ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.
          There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics may be examined at the office of the SEC in Washington, DC or on the Internet from the SEC’s website at http://www.sec.gov.
PROXY VOTING POLICIES AND PROCEDURES
          The Trust has adopted proxy voting policies and procedures (“Trust Procedures”) whereby it has delegated, on behalf of the Fund, proxy voting responsibilities to the Adviser, subject to the Board’s general oversight, and with the direction to the Adviser that proxies should be voted consistent with the Fund’s best economic interests. The Adviser has adopted its own proxy voting policies and procedures (“Adviser Procedures”) for this purpose. The Adviser has retained Institutional Shareholder Services, an independent proxy voting service, to assist in the voting of the Fund’s proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the Trust Procedures is located in Appendix A and a copy of the Adviser Procedures is located in Appendix B.
          No later than August 31st of each year, the Fund will be required to file with the SEC its proxy voting record for the 12 month period ending June 30 on Form N-PX. After August 31, 2007, an annual record of all proxy votes cast for the Fund during the most recent 12 months or since the inception of the Fund can be obtained without charge on the SEC’s website at www.sec.gov. The most recent Form N-PX for the Fund will also be available without charge, upon request, by calling ____________ or visiting www.__________________.com.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
          As of ____________, 2006, the sole shareholder of the Fund is SWIP, which would control the outcome of any matter submitted for consideration by the shareholders of the Fund. As of ____________, 2006, the Fund had not commenced operations and, consequently, the officers and Trustees of the Trust owned less than 1.0% of the outstanding shares of the Fund.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS
Investment Adviser
          The Trust has hired SWIP to serve as investment adviser to the Fund. SWIP’s principal business address is Edinburgh One, Morrison Street, Edinburgh EH3 8BE, Scotland. SWIP’s U.S. address is 22 Chambers Street, Suite 102, Princeton, New Jersey 08542.

Investment Adviser	SWIP
Agreement	Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, dated , 2006 (“Advisory Agreement”)

Fees	For its services to the Fund, the Adviser receives an annual fee, accrued daily and payable following the last day of each month, equal to 1.0% of the Fund’s average daily net assets.
          The Advisory Agreement was approved by the Board on                     , 2006, and will continue in effect for an initial two-year period and thereafter for successive one-year periods provided that the Advisory Agreement is approved annually in accordance with the 1940 Act. The Advisory Agreement may be terminated in accordance with the 1940 Act. The Advisory Agreement provides that the Adviser has the general responsibility to provide a program of continuous investment management for, and invest and reinvest the assets of, the Fund. Additional Adviser responsibilities under the Advisory Agreement include providing the Fund with:
•	ongoing investment guidance;

•	policy direction; and

•	analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends, in accordance with the Fund’s investment objective, principal investment strategies, policies and restrictions.
          As the Fund has no operating history prior to the date of this SAI, no amounts have been paid to the Adviser for services rendered to the Fund as of the date of this SAI.
          The Adviser has entered into a fee waiver and expense reimbursement agreement with the Trust on behalf of the Fund (the “Agreement”) whereby the Adviser will waive a portion of its management fee (and, to the extent necessary, bear other expenses) if total expenses, not including brokerage, interest, taxes, deferred organizational and extraordinary expenses, exceed 1.50% per year. The Adviser may recoup all or a portion of any waived management fees and expenses it has borne, if any, within one year after the end of the fiscal year in which the waiver was made. The Agreement will continue in effect through April 30, 2008. There is no guarantee that the Agreement will continue after that date.
          Additional information about the Adviser is set forth in the Fund’s Prospectus.
          The Adviser may provide similar services to other investment companies or to other clients or engage in other activities, provided such other services and activities do not, during the term of the Advisory Agreement, interfere with the Adviser’s ability to meet its obligations to the Trust and the Fund.
Portfolio Management Team
          Mr. Kim Catechis is the primary portfolio manager for the Fund and Mr. Alastair Reynolds is the secondary portfolio manager for the Fund.

     Accounts Managed by the Portfolio Management Team
          The table below identifies, for each portfolio manager of the Fund, the number of accounts managed and the total assets in such accounts, within each of the following categories:
•	Registered investment companies;

•	Other pooled investment vehicles; and

•	Other accounts.
For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The information in the table below is as of                     , 2006.

	Registered Investment		Other Pooled
Fund Portfolio Manager	Companies (1)		Investment Vehicles		Other Accounts
	# of	Assets	# of	Assets	# of	Assets
	Accounts	($)	Accounts	($)	Accounts	($)

Kim Catechis	0	0	1		1
Alastair Reynolds	0	0	2		2

(1)	The Fund was not operational as of the date of this information.
     Portfolio Management Team Compensation
          The following is a summary of the compensation received by members of the Adviser’s Portfolio Management Team and not restricted to the Fund. The compensation package consists of:
•	a fixed based salary;

•	short-term incentives in the form of an annual bonus; and

•	for certain high performing team members, a long-term incentive scheme based on the profitability of the Adviser.
In addition, the Adviser also provides a competitive benefits package including the standard retirement, health and welfare benefits.
          A portfolio manager’s base salary is determined by the portfolio manager’s experience, performance in the role of portfolio manager and the responsibilities of the position. Salaries are compared at least annually against industry benchmarks. The base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.
          The members of the Portfolio Management Team are eligible to earn a performance bonus. This bonus is paid on an annual basis and is determined by a number of factors, including, but not limited to:
•	performance of the Fund and other funds managed, relative to expectations for how these funds should have performed as compared to the funds’ benchmarks, given their objectives, policies, strategies and limitations during the most recent one year and three year periods;

•	the portfolio manager’s contribution to the investment management function within the Adviser;

•	contributions to the development of other investment professionals; and

•	overall contributions to marketing, client service and achievement of personal objectives for the individual performance year.
          The target bonus is expressed as a percentage of salary. Target bonuses for portfolio managers typically range from 50 to 150% of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the portfolio manager satisfies the objectives stated above.
          In addition, certain members of the Portfolio Management Team are entitled to participate in the Adviser’s long-term incentive plan. Awards can be made to participants on an annual basis with payments from the plan being made to individuals at the end of a rolling three year period. The amount of the award granted to any participant is determined by the Adviser’s Remuneration Committee. The scheme is structured to enable participants to share in the growth of profitability of the Adviser and creates a feeling of ownership in the future development of the Adviser’s business.
     Portfolio Management Conflicts of Interest
          A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund he or she manages. Potential conflicts may arise out of:
•	the portfolio manager’s execution of different investment strategies for various accounts; or

•	the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.
          A potential conflict of interest may also arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of a portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund he or she manages. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
          In addition, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. For example, the difference in fees could create an incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.
     Portfolio Management Team Fund Ownership
          As of                     , 2006, the Fund had not yet commenced operations. As a result, the portfolio managers for the Fund did not own any equity securities in the Fund.

Other Service Providers
     Administrator
          The Trust has hired State Street Bank and Trust Company (“State Street”) to serve as the Administrator to the Fund. State Street’s principal business address is One Lincoln Street, Boston, Massachusetts 02111.

Administrator	State Street Bank and Trust Company

Agreement	Administration Agreement between the Administrator and the Trust, on behalf of the Fund, dated , 2006 (“Administration Agreement”)

Fees	For the administrative services, the Administrator receives an annual fee, accrued daily and payable following the last day of each month, equal to 0.___ % of the Fund’s average daily net assets.
          Under the Administration Agreement, State Street provides the Fund with general administrative duties associated with the day-to-day operations of the Fund, assists in the preparation of financial and tax reports and monitors and tests portfolio compliance. The Administrator will also perform such other services for the Fund as are mutually agreed to by the parties from time to time, for which it will receive such fees as may be mutually agreed upon, including the Administrator’s reasonable out-of-pocket expenses.
     Custodian
          The Trust has hired State Street to serve as the Custodian to the Fund. State Street’s principal business address is One Lincoln Street, Boston, Massachusetts 02111.

Custodian	State Street Bank and Trust Company

Agreement	Custodian Agreement between the Custodian and the Trust, on behalf of the Fund, dated , 2006 (“Custodian Agreement”)
Fees	[ ]
          Under the Custodian Agreement, State Street provides the following accounting services to the Fund:
•	Overseeing the computation of the Fund’s net asset value;

•	Delivering and receiving payment for securities sold;

•	Receiving and paying for securities purchased;

•	Collecting income from investments; and

•	Performing other duties.
All of the above functions are under the direction of the officers of the Trust. In addition, the Trust, with the approval of the Board and subject to the rules of the SEC, may have sub-custodians in those foreign countries in which it invests its assets.

     Transfer Agent
          The Trust has hired Boston Financial Data Services, Inc. (“BFDS”), which is a subsidiary of State Street, to act as shareholder servicing and transfer agent for the Fund (the “Transfer Agent”). BFDS’s principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Transfer Agent	BFDS

Agreement	Transfer Agency Agreement between the Transfer Agent and the Trust, on behalf of the Fund, dated , 2006 (“Transfer Agency Agreement”)
Fees	[ ]
          Under the Transfer Agency Agreement, BFDS is responsible for services in connection with the establishment, maintenance, and recording of shareholder accounts, including:
•	all related tax and other reporting requirements; and

•	the implementation of investment and redemption arrangements offered in connection with the sale of the Fund’s shares. For these services, the Fund pays BFDS a monthly per account fee by share class/CUSIP.
     Distributor
          The Trust has hired ALPS Distributors, Inc. (“ALPS” or “Distributor”) to serve as the Fund’s principal underwriter. ALPS’s principal business address is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Distributor	ALPS Distributors, Inc.

Agreement	Distribution Agreement between the Distributor and the Trust, on behalf of the Fund, dated , 2006 (“Distribution Agreement”)
Fees	[ ]
          Under the Distribution Agreement, ALPS, as agent for the Fund, sells shares of the Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares of the Fund, although it is not obligated to sell any particular amount of shares.
BROKERAGE ALLOCATION AND OTHER PRACTICES
          Subject to the overall supervision of the Board, the Adviser places orders for the purchase and sale of the Fund’s portfolio securities. The Adviser generally seeks the best price and execution obtainable on all transactions.
          The Adviser selects broker-dealers to execute transactions on behalf of the Fund using its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser considers all factors it deems relevant, including, but not limited to:
•	the breadth of the market in the security;

•	the price of the security;

•	the financial condition and execution capability of the broker-dealer;

•	anonymity and confidentiality;

•	promptness;

•	the net results of specific transactions;

•	the difficulty of execution;

•	the size of the order;

•	the operational facilities of the broker-dealer;

•	the broker-dealer’s risk in positioning a block of securities;

•	the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis; and

•	the brokerage and research services provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion.
Transactions are routed through a variety of venues, including electronic crossing networks (ECNs), alternative markets and anonymous market entry, together with traditional forms of order execution.
          While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available. All commissions are regarded as negotiable and the Fund will pay different commission rates for different regions of the world. Typically, the less liquid a market, the higher the commission the Fund may have to pay to execute transactions. In addition, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. Brokerage commissions will vary from year to year in accordance with the extent to which the Fund is more or less actively traded. Foreign stock exchanges and brokers may be subject to less government supervision and regulation as compared with U.S. stock exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.
          The Adviser is registered in the U.S. with the SEC and is regulated in the UK by the UK Financial Services Authority (“FSA”). Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”), and FSA Policy Statement 05/9, each govern, as applicable, the permissible uses of and disclosure of commission payments. Both Section 28(e) and the FSA’s approach to client commission arrangements permit the use of Fund commissions to pay for “execution” and “research” services. The Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund.
          In response to requirements under FSA Policy Statement 05/9, the Adviser has entered into commission sharing arrangements (“CSAs”) with its 12 largest global counterparties. Under these CSAs, the executing broker typically retains the execution-related portion of the commission, and the balance is then paid to suppliers of execution and research services. Typically, the majority of this balance may be retained by the CSA brokers in return for their in-house research, with the remainder divided among other brokers, industry specialists, and market consultants whose research and other services are utilized by the Adviser in providing investment management services to the Trust and other clients. These services can include, but are not limited to, equity research information, economic information, company information, price feeds, and exchange feeds. The research services provided may be utilized by the Adviser in servicing all of its clients. In addition, not all of these research or execution services may be used by the Adviser in connection with the services provided to the Trust or the Fund. The services and commissions provided under these arrangements are monitored by the Adviser.
          Approximately every six months, representatives of the Adviser meet with every major equity broker used by the Adviser. At such meetings, the Adviser discusses service levels received, the commission rate to be paid for execution, and the commission rate to be paid for the provision of research, which is discussed separately.

          Purchases and sales of debt securities are usually principal transactions and therefore brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Adviser attempts to deal directly with the principal market makers, except in those circumstances where the Adviser believes that a better price and execution are available elsewhere.
          The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser deems to be a desirable investment for the Fund. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund’s shares will be sold for net asset value determined at the same time the accepted securities are valued. The Fund will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Fund must comply with the applicable laws of certain states.
          The Fund is required to identify the securities held by its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies as of the close of their most recent fiscal year. Since the Fund had not commenced operations as of the date of this SAI, no such securities have been held as of the date of this SAI.
NET ASSET VALUE
          The net asset value per share of the Fund is computed by dividing the value of the Fund’s aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund’s shares outstanding.
          Securities traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded. If no sale is reported at that time, the average between the last bid and asked price (the “Calculated Mean”) is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange or OTC market in which it is primarily traded or as of the close of regular trading on the NYSE, if that is earlier, and that value is then converted into the U.S. dollar equivalent at the foreign exchange rate in effect on the day the value of the foreign security is determined.
          A debt security normally is valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. Interest bearing commercial paper which is purchased at par will be valued at par. Interest is accrued daily. Money market instruments purchased with an original or remaining maturity of 60 days or less maturing at par are valued at amortized cost, which the Board believes approximates market value.
          Options, futures contracts, and options on futures contracts are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the last reported sale price on the other exchange(s). If there were no reported sales on any exchange, the option shall be valued at the Calculated Mean, if possible.
          Securities and other assets for which market prices are not readily available are priced at a “fair value” as determined by the Adviser in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not necessarily take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined by the Adviser in accordance with procedures approved by the Board.
          The Board has adopted procedures for valuing the Fund’s securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board at the next regularly scheduled quarterly meeting of the Board.
          Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE and the Trust’s offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays:
•	New Year’s Day;

•	Martin Luther King, Jr. Day;

•	President’s Day;

•	Good Friday;

•	Memorial Day;

•	Independence Day;

•	Labor Day;

•	Thanksgiving Day; and

•	Christmas Day.
On those days when either or both of the Fund’s custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.
          The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund’s net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since the Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The sale of the Fund’s shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.
CAPITALIZATION AND GENERAL INFORMATION ABOUT THE TRUST
General Information About the Trust
          The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of the Fund are fully paid and non-assessable. No shares of the Fund have preemptive rights or subscription rights.

          The Trust is a Delaware statutory trust. Under the Trust’s Declaration of Trust, dated June 2, 2006 (“Declaration of Trust”), the beneficial interest in the Trust may be divided into one or more series and each series may be divided into one or more classes. The Trust’s Declaration of Trust authorizes the Board to establish, designate, redesignate, classify, reclassify and change in any manner any authorized but unissued shares of the Trust by setting or changing, in any one or more respects, their preferences, conversion or other rights, voting powers, duties, privileges and business purpose. Pursuant to such authority, the Trust’s Board has authorized the issuance of an unlimited number of shares of beneficial interest of the Trust, representing interests in the Fund.
          In the event of a liquidation or dissolution of the Trust or a particular series, shareholders of that particular series would be entitled to receive the assets available for distribution belonging to such series, and a proportionate distribution, based upon the relative net asset values of the series and any other series, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of such series are entitled to participate in the net distributable assets of the particular series involved based on the number of shares of the series that are held by each shareholder.
          Holders of all outstanding shares of each series will vote together in the aggregate and on all matters. Further, shareholders of each series, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a series-by-series basis, except as otherwise required by law or when permitted by the Board.
          Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares (irrespective of class) may elect all of the trustees. Shares of the Fund have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the prospectus and SAI, shares will be fully paid and non-assessable by the Trust.
          Shareholder meetings to elect trustees will not be held unless and until such time as required by law. At that time, the trustees then in office will call a shareholder meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. Shareholder meetings of the Trust shall be called by the trustees upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote.
The Declaration of Trust
          The Trust’s Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to:
•	divide the beneficial interest in each series or class thereof into shares, with or without par value as the Trustees shall determine;

•	issue shares without limitation as to number (including fractional shares) to such persons or entities and for such amount and type of consideration, subject to any restriction set forth in the By-Laws, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate;

•	establish, designate, redesignate, classify, reclassify and change in any manner any series or class thereof and fix such preferences, voting powers, rights, duties and privileges and business purpose of each series or class thereof as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing series or class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust; provided, however, that the Trustees may not reclassify or change any outstanding shares in a manner materially adverse to shareholders of such shares without obtaining the authorization or vote of the series or class of shareholders that would be materially adversely affected;

•	divide or combine the shares of any series or class thereof into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the shares of such series or class thereof in the assets held with respect to that series or class;

•	issue shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses;

•	change the name of any series or class thereof;

•	dissolve and terminate any one or more series or classes thereof; and

•	take such other action with respect to the shares as the Trustees may deem desirable.
          However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board may also authorize the termination of any series or class of shares after the assets belonging to such series or class have been distributed to its shareholders.
          Notwithstanding any provision of law requiring a greater vote of the Trust’s shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by the Trust’s Declaration of Trust, one-third (33-1/3%) of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When any one or more series is to vote separate from any other series, one-third (33-1/3%) of the outstanding shares of each such series entitled to vote shall constitute a quorum at a shareholders’ meeting of that Fund. Except when a larger vote is required by any provision of the Trust’s Declaration of Trust, the Trust’s By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions, including the election of Trustees, provided that where any provision of law or of the Trust’s Declaration of Trust requires that the holders of any series shall vote as a whole, then a majority of the outstanding shares of that series voted on the matter shall decide that matter insofar as that series is concerned. In any vote submitted to shareholders of a series, each whole share held by a shareholder will be entitled to one vote for each share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.
          The Declaration of Trust provides that a Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee, and shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, except for any liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee hereunder. Furthermore, the Declaration of Trust provides that no Trustee who has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Trustees shall be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated.
          With the exception discussed above, the Declaration of Trust provides that each Trustee shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust and against amounts paid or incurred by him or her in the settlement thereof. Expenses in connection with the defense of any proceeding of the character described above shall be advanced by the Trust to the Covered Person (as defined in the Declaration of Trust) from time to time prior to final disposition of such proceeding to the fullest extent permitted by law. For purposes of this indemnification provision in the Declaration of Trust, “proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

TAXATION OF THE FUND
          The following summarizes certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal income, estate and other tax consequences of the purchase, ownership and disposition of Fund shares in their own particular circumstances, as well as the income, estate and other tax consequences to them arising under the laws of any state, foreign country, or other taxing jurisdiction.
General
          The Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code so that it will not be liable for federal income tax on income and capital gains distributed to its shareholders. In order to qualify as a regulated investment company, and to avoid being subject to federal income or excise taxes at the fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
State Taxes
          Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.
Dividends Received Deduction
          Because the Fund intends to invest significantly in foreign securities, corporate shareholders should not expect the Fund’s dividends to qualify for the dividends received deduction.
Qualified Dividend Income
          A portion of the dividends received by the Fund which are distributed to individual shareholders may constitute qualified dividend income. Qualified dividend income generally includes dividends from domestic corporations and dividends from qualified foreign corporations, although most dividends paid by REITs do not qualify. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not qualified foreign corporations. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements (typically more than 60 days) for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the more than 60-day holding period requirements, generally apply to each shareholder’s investment in the Fund.
Returns of Capital
          If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in that taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Effect of Failure to Qualify
          If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.
Disposition of Shares
          Upon the redemption or sale of shares of a series, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Any such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains.
Currency Fluctuations — “Section 988” Gains or Losses
          Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a series accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures, and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. These amounts, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s net investment income subject to distribution.
Passive Foreign Investment Companies
          The Fund may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (including, for these purposes, cash) or 75% or more of its gross income is passive income. In general, once a corporation is classified as a PFIC with respect to a shareholder, it retains such classification thereafter, even if it ceases to meet either or both of the asset or income tests. If the Fund receives a so-called “excess distribution” with respect to shares in a PFIC, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income.
          The Fund may be eligible to elect alternative tax treatment with respect to its interests in one or more PFICs. In some circumstances, the Fund may be able to make a qualified electing fund or “QEF” election with respect to a PFIC. In such a situation, the Fund generally would be required to include in its gross income its share of the earnings of that PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. The Fund may also be able to make a different election, which would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.
          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFICs. Distributions from a PFIC are not eligible to be treated as qualified dividend income.
OTHER INFORMATION
Legal Counsel
          The law firm of Pillsbury Winthrop Shaw Pittman LLP, 2300 N Street, NW, Washington, DC 20037, has passed upon certain legal matters in connection with the shares offered by the Fund and serves as counsel to the Fund.
Independent Registered Public Accounting Firm
          The Trust has engaged                     to be the independent registered public accounting firm for the Trust.                      is located at                                         .
Registration Statement
          This SAI and the Fund’s Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the Fund and securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of Fund documents can be viewed online or downloaded from the SEC’s website at http://www.sec.gov.
          Statements contained in this SAI and in the Fund’s Prospectus as to the content of any contract or other documents referred to therein are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Trust’s registration statement, each such statement being qualified in all respects by such reference.
Annual Fund Operating Expenses
          Unless otherwise noted, the Fund’s expense ratio, identified as “Annual Fund Operating Expenses” in the Prospectus expense table, reflects the Fund’s estimated operating expenses for the current fiscal year as a percentage of the Fund’s average net assets for the year. Because the percentage is based on the Fund’s “average” net assets over a period of one year, which has been estimated as the Fund has no historical information as of the date of this SAI, it does not identify what the expense ratio would be at asset levels that differ from the estimated average, and the estimated average may not accurately reflect the actual average net assets of such Fund.
          Asset levels that are substantially higher or lower than the estimated average may result in substantially lower or higher expense ratios. A fund with a sizable percentage of non-asset-based fees which experiences a significant asset decline during a fiscal year may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-asset-based fees. Depending on the circumstances, the Fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include, among others, transfer agency, printing, custody (out-of-pocket), audit, and legal fees.

FINANCIAL STATEMENTS
          There is no financial information for the Fund because the Fund had not yet commenced operations prior to the date of this SAI.
          [Seed capital audit to be included by pre-effective amendment]

APPENDIX A
SCOTTISH WIDOWS INVESTMENT PARTNERSHIP TRUST
PROXY VOTING POLICIES AND PROCEDURES
          The Board of Trustees (the “Board”) of Scottish Widows Investment Partnership Trust (the “Trust”) has determined that it is in the best interests of the Trust and its current series and any future series (each a “Fund” and collectively the “Funds”) for the Trust to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.
I. Policy
          It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Scottish Widows Investment Partnership Limited (the “Adviser”) as a part of the Adviser’s general management of the Funds’ portfolios, subject to the Board’s continuing oversight. The Board hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor, and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis, and to provide reporting and/or record retention services in connection with proxy voting for the Funds.
II. Fiduciary Duty
          The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.
III. Procedures
          The following are the procedures adopted by the Board for the administration of this policy:
          A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.
          B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trust at least annually. Such voting record information shall be in a form acceptable to the Trust and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trust and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.
          C. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

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          D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund’s principal or Adviser and the applicable Fund’s shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trust that a conflict of interest cannot be resolved under the Adviser’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trust of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.
IV. Revocation
          The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
V. Annual Filing
          The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12 month period ended June 30 on Form N-PX not later than August 31 of each year.
VI. Disclosures
          The Trust shall include in its registration statement:
          (a) A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
          (b) A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Trust’ toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.
          The Trust shall include in its annual and semi-annual reports to shareholders:
          (c) A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and
          (d) A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Trust’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.
VII. Review of Policy
          The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

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APPENDIX B
SCOTTISH WIDOWS INVESTMENT PARTNERSHIP LIMITED
PROXY VOTING POLICIES AND PROCEDURES
          Scottish Widows Investment Partnership Limited (“SWIP”) has determined that it is in the best interests of SWIP and the current, as well as any future, series (each a “Fund” and collectively the “Funds”) of Scottish Widows Investment Partnership Trust (the “Trust”) for SWIP to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.
Introduction
          In its capacity as investment adviser to the Funds, SWIP has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. SWIP believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies SWIP seeks to maximize the shareholders’ economic interests. Accordingly, these policies and procedures are designed to ensure that SWIP votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between SWIP, or any affiliate of SWIP, with the company soliciting the proxy.
          These policies summarize the manner in which proxies will be voted on typical proxy proposals. Because proxy matters can vary greatly, however, these policies should be viewed as guidelines, which do not need to be strictly adhered to at all times. For example, under appropriate circumstances, SWIP may choose to vote a proxy on a case-by-case basis, or, as described below, choose not to vote a proxy.
          With limited exceptions, SWIP intends to vote all proxies solicited by issuers. Such exceptions include but are not limited to situations when securities on loan must be recalled to facilitate proxy voting or, in the case of foreign securities, when travel or transfer restrictions may make it impracticable or too costly to vote.
Proxy Voting Service
          SWIP has retained the services of Institutional Shareholder Services (“ISS”), an independent proxy voting service, to act as its agent in voting proxies. ISS performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. ISS votes proxies on SWIP’s behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.
          SWIP’s investment management personnel are responsible for analyzing and evaluating each company held in each Fund’s portfolio to ensure it is an appropriate investment. SWIP recognizes that proxy voting is integral to the investment process and, accordingly, has developed customized instructions for ISS to follow based upon SWIP’s corporate governance philosophy and beliefs.
          For certain proposals, SWIP has instructed ISS to vote “for” or “against” the proposal in all cases. For other proposals, SWIP has instructed ISS to vote on a “case-by-case” basis, along with ISS’s recommendations, or to refer the proposal to SWIP for consideration. In making “case-by-case” determinations, ISS has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of ISS’s factors and policies, for certain proxy matters SWIP has instructed ISS to make a voting determination based upon the ISS factors and policies. For other proxy matters, SWIP has instructed ISS to consider additional factors that SWIP considers relevant to the voting decision, or to vote in accordance with specific factors and policies provided by SWIP. The policies and the factors considered in making “case-by-case” voting determinations are further detailed in the guidelines. For other proxy matters, ISS has been instructed to refer the proposal to SWIP for specific voting instructions, such as in the case of mergers and restructurings.

Additionally, SWIP may provide specific voting instructions when ISS has a conflict of interest with the issuer, as described below.
Proxy Matters
          Shareholders are generally presented with two types of proposals: (i) management proposals, which are presented by the board of directors of a company for shareholder approval; and (ii) shareholder proposals, which are presented by a shareholder or group of shareholders of a company. The following guidelines summarize SWIP’s position on typical proxy proposals.
     Matters Relating to the Board of Directors
          SWIP typically supports the election of directors, provided that a majority (at least two-thirds) of the board are “independent directors” and that key committees of the board of directors (audit, compensation, or nominating committees) are comprised exclusively of independent directors. SWIP considers a director to be “independent” if the director:
•	Has not been employed by the company or an affiliate in an executive capacity within the last five years;

•	Is not a member of the firm that is one of the company’s paid advisors or consultants;

•	Is not employed by a significant customer or supplier;

•	Does not have a personal services contract with the company;

•	Is not a founder of the company and is not a current employee;

•	Does not have a family relationship to an employee of the company, whether by blood or marriage; and

•	Is not employed by a tax-exempt organization that receives significant contributions from the company.
          With respect to matters relating to the board of directors, SWIP typically votes:
•	AGAINST the elimination of cumulative voting;

•	AGAINST director age limits;

•	AGAINST allowing the board to set its own size; and

•	AGAINST board classification.
          Other items related to the board of directors are considered on a CASE-BY-CASE basis.
     Compensation-related Proposals
          SWIP generally approves of non-cash compensation of directors and executives, provided that the compensation is reasonable in relation to the performance of the company, and provided that the compensation does not cause material dilution of shareholder interests. These proposals are usually voted on a CASE-BY-CASE basis; however, SWIP usually votes:
•	FOR stock option proposals that are not reserving new shares;

•	FOR cash bonus plans;

•	AGAINST a stock option plan if the potential for dilution of shareholder interest is greater than 10%;

•	AGAINST proposals for repricing of stock options; and

•	AGAINST a stock option plan if there is significant share availability under other plans.
          Capitalization-related Proposals
          Management proposals often pertain to a change in a company’s capital structure, such as the issuance of common or preferred stock, or a stock split. Generally, SWIP votes on a CASE-BY-CASE BASIS proposals to increase authorized common or preferred stock. On other capitalization-related matters, SWIP usually votes:
•	FOR stock splits;

•	FOR adjustments to par value;

•	FOR elimination of a class of common stock;

•	FOR reduction in authorized common stock;

•	AGAINST dual class structure; and

•	AGAINST the creation of “blank check” preferred stock.
Other items related to capitalization are considered on a CASE-BY-CASE basis.
          Corporate Actions
          Corporate actions typically include transactions involving the company, such as mergers, acquisitions, other business combinations, reincorporations and reorganizations. The details regarding these transactions vary widely, and therefore these proposals are typically voted on a CASE-BY-CASE basis. Usually, SWIP votes FOR a change in the state of a company’s organization if the new state has fewer anti-takeover provisions, and will vote FOR the formation of a holding company if significant anti-takeover provisions are not added.
          Anti-takeover Provisions
          Anti-takeover provisions are typically in place to make it more difficult for an outside party to take over control of the company. Examples are shareholder rights plans (“poison pills”), fair price provisions, creation of “blank check” preferred stock, or creation of more than one class of shares having disparate voting rights. SWIP usually votes AGAINST anti-takeover proposals, except that it usually votes:
•	FOR reduction of supermajority vote requirements; and

•	on a CASE-BY-CASE basis proposals related to shareholder rights plans.
          Routine Matters
          Certain matters are considered “routine” in that they generally do not affect the rights of shareholders. SWIP typically votes WITH COMPANY MANAGEMENT on these types of issues, such as:
•	ratification of the company’s auditors;

•	changing date or location of annual meeting;

•	changing the company name; and

•	amending the corporate purpose.
          Shareholder Proposals and Corporate Governance Matters
          SEC rules permit shareholders to make proposals at a company’s annual meeting, provided certain requirements are met. Typically, shareholder proposals concern economic, social and environmental issues, but they may also include corporate governance matters. Typically, SWIP votes in favor of shareholder proposals related to corporate governance matters, for example:
•	FOR submitting a shareholder rights plan to shareholder vote;

•	FOR confidential voting;

•	FOR reducing supermajority vote requirement;

•	FOR elimination or restriction of severance agreements, and submission to shareholder vote; and

•	FOR submitting preferred stock issuance to shareholder vote.
          SWIP will generally vote AGAINST the elimination of discretionary voting of unmarked proxies and will consider on a CASE-BY-CASE basis a proposal to amend the terms of an existing shareholder rights plan.
          Social, Political and Environmental Matters
          Generally, on social, political and environmental matters, SWIP will support the recommendations of a company’s board of directors on these matters, as long as it believes that a company’s management is acting in accordance with its fiduciary duty to protect shareholders’ interests. If SWIP believes that a company’s management does not represent shareholders’ best interests, it will vote on a case-by-case basis, but, with few exceptions, SWIP will vote these proposals AS MANAGEMENT RECOMMENDS.
          Economic Matters
          With respect to general economic matters, SWIP will consider each proposal on a CASE-BY-CASE basis.
CONFLICTS OF INTEREST
          Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, SWIP may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a SWIP employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is SWIP’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.
          SWIP has taken certain measures to prevent economic or political incentives on the part of fund management or other SWIP business units to influence the outcome of a vote. SWIP has centralized the proxy voting function with fund management and has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

          If SWIP identifies a potential material conflict of interest due to a business or personal relationship, it will refer the proposal to ISS to vote the proxy. If an occasion arises in which ISS is unable to vote a proxy due to its own conflict of interest, ISS will ask SWIP to provide specific voting instructions. In such situations, SWIP shall vote the proxy in accordance with these policies and procedures. In all other cases, ISS votes proxies on behalf of SWIP and the Funds applying uniform policies.
          If ISS is unable to vote a proxy due to a conflict and has referred it to SWIP for voting instructions, and there is a potential material conflict of interest between the issuer and SWIP or a SWIP affiliate or employee, the proxy proposal will be referred to the Adviser’s Chief Compliance Officer or his or her designee (“CCO”) and the CCO will provide voting instructions on the proposal after consulting with the Fund manager and taking into account all factors the Adviser deems relevant. If the CCO believes a material conflict of interest exists that cannot be resolved by the CCO, the CCO will refer the proposal to the Audit Committee of the Board of Trustees of the Trust for guidance.

Part C
OTHER INFORMATION

Item 23.	Exhibits

(a)(1)	Certificate of Trust dated June 2, 2006*

(2)	Declaration of Trust dated June 2, 2006*

(b)	By-Laws dated June 2, 2006*

(c)	See Article III, “Meetings of Shareholders,” and Article VIII, “Inspection of Records and Reports” of the Registrant’s By-Laws made dated June 2, 2006. See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings” of the Registrant’s Declaration of Trust of dated June 2, 2006.*

(d)(1)	Form of Investment Advisory Agreement with Scottish Widows Investment Partnership Ltd.**

(d)(2)	Fee Waiver and Expense Reimbursement Agreement with Scottish Widows Investment Partnership Ltd.**

(e)	Form of Distribution Agreement with ALPS Distributors, Inc.**

(f)	Not Applicable

(g)	Form of Custodian Agreement with State Street Bank and Trust Company**

(h)(1)	Form of Administration Agreement State Street Bank and Trust Company **

(2)	Form of Transfer Agent Agreement with Boston Financial Data Services, Inc.**

(i)	Opinion and Consent of Pillsbury Winthrop Shaw Pittman LLP**

(j)	Consent of Independent Registered Public Accounting Firm**

(k)	Not Applicable

(l)	Form of Subscription/Purchase Agreement(s) with Scottish Widows Investment Partnership Ltd.**

(m)	Not Applicable

(n)	Not Applicable

(o)	Reserved

(p)(1)	Code of Ethics of Scottish Widows Investment Partnership Trust**

(2)	Code of Ethics of Scottish Widows Investment Partnership Ltd.**

(3)	Code of Ethics of ALPS Distributors, Inc.**

*	Filed herewith.

**	To be filed by amendment.

Item 24. Persons Controlled by or Under Common Control with the Fund
          The Global Emerging Markets Fund (the “Fund”) was not open for investment prior to the date of this Part C filing and therefore no person beneficially owned 5% or more of the shares of the Fund. The Fund anticipates that at that time it opens for investment Scottish Widows Investment Partnership Ltd., incorporated in England and Wales (company number 794936), will supply the initial seed capital and thus will control the Fund.
Item 25. Indemnification
          The Registrant’s Declaration of Trust made as of June 2, 2006, Article VII, Section 3, provides as follows:
          (a) Subject to the exceptions and limitations contained in the By-Laws:
(i) every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust and against amounts paid or incurred by him or her in the settlement thereof; and
(ii) expenses in connection with the defense of any proceeding of the character described in clause (i) above shall be advanced by the Trust to the Covered Person from time to time prior to final disposition of such proceeding to the fullest extent permitted by law.
          (b) For purposes of this Section 3 and Section 5 of this Article VII below, “proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.
          (c) No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.
          (d) The Trust’s financial obligations arising from the indemnification provided herein may be insured by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.
          (e) Expenses in connection with the defense of any proceeding of the character described in paragraph 1 above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

          (f) In no event will any revision, amendment or change to this Section 3 or the By-Laws affect in any manner the rights of any Covered Person to receive indemnification by the Trust against all liabilities and expenses reasonably incurred or paid by the Covered Person in connection with any proceeding in which the Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust (including any amount paid or incurred by the Covered Person in the settlement of such proceeding) with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such revision, amendment or change to this Section 3 or the By-Laws is made.
Item 26. Business and Other Connections of the Investment Adviser
          Scottish Widows Investment Partnership Ltd. is a registered investment adviser and serves as the investment adviser to the Fund and provides investment supervisory services. Information as to the officers and directors of Scottish Widows Investment Partnership Ltd. is included in its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-46564) and is incorporated herein by reference.
Item 27. Principal Underwriters
(a) The sole principal underwriter for the Fund is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Accessor Funds, AARP Funds, Agile Funds, Ameristock Mutual Funds, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone, Nasdaq 100 Trust, PowerShares Exchange-Traded Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Westcore Trust, and Williams Capital Liquid Assets Fund.
(b) To the best of the Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for the Registrant, are as follows:

Name and Principal	Positions and Offices with	Positions and Offices with
Business Address*	Registrant	Underwriter
Edmund J. Burke	None	President

Thomas Carter	None	Managing Director — Sales and Finance; Treasurer

Jeremy O. May	None	Managing Director — Operations and Client Service; Secretary

Diana Adams	None	Vice President, Controller

Tané T. Tyler	None	Chief Legal Officer, Assistant Secretary

Bradley J. Swenson	None	Chief Compliance Officer

*	All Addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202
Item 28. Location of Accounts and Records
          All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the: (i) Registrant; (ii) Investment Adviser; (iii) Principal Underwriter; (iv) Transfer Agent; (v) Administrator; and (vi) Custodian. The address of each is as follows:

Name	Position	Address
Scottish Widows Investment Partnership Trust	Registrant

Scottish Widows Investment Partnership	Investment Adviser	22 Chambers Street, Suite 102, Princeton, New Jersey 08542

ALPS Distributors, Inc.	Principal Underwriter	1625 Broadway, Suite 2200, Denver, Colorado 80202

Boston Financial Data Services, Inc.	Transfer Agent	2 Heritage Drive North Quincy, Massachusetts 02171

State Street Bank and Trust Company	Administrator	Two Avenue de Lafayette, 4th Floor Boston, Massachusetts 02111

State Street Bank and Trust Company	Custodian	1776 Heritage Drive North Quincy, MA 02171
Item 29. Management Services
          Not Applicable.
Item 30. Undertakings
          The Registrant hereby undertakes to file an amendment to its registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons pursuant to Section 14(a)(3) of the Investment Company Act of 1940, as amended.

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Edinburgh, United Kingdom on the 16th day of June, 2006.

Scottish Widows Investment Partnership Trust

By	/s/ Andrew C. Frepp Andrew C. Frepp
Trustee
          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Andrew C. Frepp Andrew C. Frepp	Trustee	June 16, 2006

EXHIBIT LIST

(a)(1)	Certificate of Trust dated June 2, 2006

(2)	Declaration of Trust dated June 2, 2006

(b)	By-Laws dated June 2, 2006